Exhibit 10.4

业务合作协议

Business Operation Agreement

本业务合作协议协议（以下简称“本协议”）签订于中华人民共和国2021年下列各方为

This Business Operation Agreement (this “Agreement”) is entered into in [   ], the People’s Republic of China (the “PRC”) on [   ], 2021, by and among the following Parties:

甲方：【外商独资企业】

Party A: [WFOE]

注册地址：

Registered address:

乙方：【 】

Party B: [   ]

Registered address:

(在本协议中，上述各方在下文单独称为“一方”，统称为“缔约方”。)

(In this Agreement, the above parties are hereinafter referred to individually as a “Party” and collectively as the “Parties.”)

鉴于：

WHEREAS:

(1)甲方是根据中华人民共和国法律成立并有效存在的外商独资企业。

Party A is a wholly foreign-owned enterprise incorporated and validly existing in accordance with laws of the PRC;

(2)乙方是一家在中国注册的内资公司；

Party B is a company with exclusively domestic capital registered in China;

(3)甲方和乙方通过签订咨询与服务协议建立了业务关系，根据该协议，乙方将向甲方支付各种款项，因此，乙方在其正常经营过程中的活动将对其向甲方支付此类款项的能力产生重大影响；

Party A and Party B have established a business relationship by entering into a certain Exclusive Technical Consultation and Service Agreement, pursuant to which Party B will make various payments to Party A, and therefore Party B’s activities in its ordinary course of business will have a material effect upon its ability to make such payments to Party A; and

因此，现在双方通过友好谈判，以平等互利的原则为基础，商定如下：

NOW, THEREFORE, the Parties, through amicable negotiations and based on the principle of equality and mutual benefit, hereby agree as follows:

第一条 消极义务

Article 1 Negative Obligations

为了保证乙方履行本协议以及乙方对甲方的所有义务，乙方确认、同意，未经甲方或甲方指定方事先书面同意，乙方不得从事可能对其资产、业务、雇员、义务、权利或业务产生重大或不利影响的交易(除非在适当的业务或日常业务运营中发生的交易，或已向甲方公开并事先得到甲方明确书面同意的交易除外)，包括但不限于：

In order to guarantee the performance of Party B in relation to this Agreement and all of Party B’s in relation to its obligations towards Party A, Party B and the Shareholders hereby acknowledge, agree and jointly and severally warrant that without the prior written consent of Party A or any party designated by Party A, Party B shall not engage in any transaction which may have a material or adverse effect on any of its assets, businesses, employees, obligations, rights or operations (except for those occurring in the due course of business or in day-to-day business operations, or those already disclosed to Party A and with the explicit prior written consent of Party A), including without limitation:

1.1 进行超出乙方正常经营范围的活动，或以与其以往做法不一致的方式经营乙方；

Conduct any activity beyond the normal business scope of Party B or operate the Party B in a manner inconsistent with its past practice;

1.2 向第三方借款或承担债务；

Make any borrowing or undertake any indebtedness from any third party;

1.3 更换或罢免董事或高级管理人员;

Change or remove any of its directors or senior officers;

1.4 与第三方一起出售、转让、抵押或以其他方式处置资产或权利，包括但不限于知识产权;

Sell, assign, mortgage or otherwise dispose of any assets or rights, including without limitation any intellectual property rights, with any third party;

1.5 以第三方为受益人，在其资产（包括知识产权）上设置担保、抵押、质押、留置权或其他担保；

Create or cause the creation of any guarantee, mortgage, pledge, lien or any other security on any of its assets, including intellectual property, in favor of any third party, or create any encumbrance on any such assets;

1.6 变更公司章程或经营范围;

Change its articles of association or its scope of business;

1.7 改变其正常经营程序或实质性地改变其主要内部规则和细则；

Change its ordinary course of business or materially alter any of its major internal rules and bylaws;

1.8 将其在本协议下的权利或义务转让给第三方；

Transfer any of its rights or obligations under this Agreement to any third party;

1.9 对其业务模式、营销战略、业务计划或客户关系作出重大变更；

Make or cause any material change to its business pattern, marketing strategy, business plan or customer relationships; and

1.10 将红利或股息分配给乙方的股东。

Make or cause a distribution of any bonus or dividend to shareholders of Party B.

第二条企业管理和人力资源安排

Article 2 Business Management and Human Resources Arrangement

2.1 乙方和股东在此共同同意接受并严格执行甲方不时提出的关于乙方雇员的聘用和撤职、乙方日常经营管理和乙方财务管理制度的建议。

Party B and the Shareholders hereby jointly agree to accept and strictly implement any proposal made by Party A from time to time regarding the employment and removal of Party B’s employees, its day-to-day business management and the financial management system of Party B.

2.2 乙方和股东在此共同商定，股东将根据相关法律、法规和乙方章程，酌情选举或任命甲方指定的人员担任乙方董事、董事长、董事长、首席财务官和其他执行官员。

Party B and the Shareholders hereby jointly agree that the Shareholders will elect or appoint, as applicable, any person designated by Party A as Party B’s director, chairman, president, chief financial officer and any other executive officers in accordance with relevant laws, regulations and Party B’s articles of association.

2.3 在甲方自愿或由甲方终止雇用时，根据第2.2条选出或任命的每名董事或高级官员将同时丧失在乙方担任职位的资格；在这种情况下，股东应选择甲方指定的其他人员担任该职位。

Upon termination of his or her employment with Party A, either voluntarily or by Party A, each of the directors or senior officers elected or appointed under Section 2.2 will be simultaneously disqualified to hold any position in Party B; under such circumstance, the Shareholders shall elect any other person designated by Party A for such position.

2.4 为第2.3条的目的，股东将根据有关法律和条例、公司章程和本协议采取必要的行动，以实施第2.2和2.3条规定的雇用和终止。

For purpose of Section 2.3, the Shareholders will take any actions required under relevant laws and regulations, articles of association and this Agreement to effect the employment and termination provided under Sections 2.2 and 2.3.

第三条其他约定

Article 3 Other Agreements

3.1 在甲方与乙方之间的协议终止或期满时，甲方可选择终止与乙方的所有协议，包括但不限于咨询与服务协议。

Upon termination or expiration of any agreement between Party A and Party B, Party A may elect to terminate all of its agreements with Party B, including without limitation the Exclusive Technical Consultation and Service Agreement.

3.2 考虑到甲方与乙方之间根据咨询与服务协议建立的业务关系，乙方在正常业务过程中的活动将对其向甲方支付相关款项的能力产生重大影响。乙方和乙方股东都同意，作为乙方股东的红利、股息或其他利益或应收利息将无条件地自动支付或转移给甲方。

Considering the business relationship established between Party A and Party B based on the executed Exclusive Technical Consultation and Service Agreement, Party B’s activities in its ordinary course of business will have a material effect upon its ability to make relevant payments to Party A. Each of the Shareholders agrees that any bonus, dividend or any other benefit or interest receivable by it as the shareholder of Party B will be unconditionally and automatically paid or transferred to Party A.

第四条保密义务

Article 4 Confidentiality Obligations

4.1 无论本协议是否终止，双方均应严格保守其在本协议执行和履行期间知悉的所有商业秘密、专有信息、客户信息和与其他双方有关的所有其他保密信息（统称为，“保密信息”）。除非事先获得披露保密信息的一方（“披露方”）的书面同意，或根据相关法律、法规（包括美国证券交易委员会的法律、法规）或当地要求，需要向第三方披露保密信息如果关联公司在证券交易所上市，接受保密信息的一方（“接受方”）不得向第三方披露保密信息。除履行本协议外，接受方不得使用保密信息。

Regardless of whether this Agreement is terminated or not, each Party shall keep strictly confidential all business secrets, proprietary information, customer information and all other information of a confidential nature concerning the other Parties known by it during the execution and performance of this Agreement (collectively, the “Confidential Information”). Unless a prior written consent is obtained from the Party disclosing the Confidential Information (the “Disclosing Party”) or unless it is required to be disclosed to third parties in accordance with relevant laws, rules and regulations (including those of the United States Securities and Exchange Commission) or the requirements of the place where any affiliate is listed on a stock exchange, the Party receiving the Confidential Information (the “Receiving Party”) shall not disclose to any third party any Confidential Information.

The Receiving Party shall not use any Confidential Information other than for the purpose of performing this Agreement.

4.2 下列信息不应被视为保密信息的一部分：

The following information shall not be deemed part of the Confidential Information:

(a) 接收方在缔结本协议之前经其他书面文件证明合法获得的资料；

any information that has been lawfully acquired by the Receiving Party prior to entering into the Agreement as evidenced by other written documents;

(b) 不归因于接收信息方的过失而进入公共领域的信息；或

any information entering the public domain not attributable to the fault of the Party receiving the information; or

(c) 缔约方在收到信息后通过其他来源合法获取的信息。

any information lawfully acquired by the Party receiving the information through other sources after its receipt of such information.

4.3 如果一方提出要求，另一方应按要求退回、销毁或以其他方式处置包含或可能包含机密信息的所有文件、材料和软件，并立即停止使用此类保密信息。

If requested by either Party, the other Party shall return, destroy, or otherwise dispose of all documents, materials and software that contains or may contain any Confidential Information as requested, and promptly stop using such Confidential Information.

4.4 为履行本协议，接收方可向其保留的相关员工、代理人或专业人员披露保密信息。但是，接收方应确保上述人员遵守本条的所有有关条款和条件。此外，接收方应对因此类人员违反第4条的有关条款和条件而承担责任。

For purposes of performing this Agreement, the Receiving Party may disclose the Confidential Information to its relevant employees, agents or professionals retained by it. However, the Receiving Party shall ensure that the aforesaid persons shall comply with all relevant terms and conditions of this Article. In addition, the Receiving Party shall be responsible for any liability incurred as a result of such persons’ breach of the relevant terms and conditions of this Article 4.

4.5 双方根据本条承担的义务应在本协议终止后持续有效。每一方仍应遵守本协议的保密条款，并履行承诺的保密义务，直到其他双方同意解除这些义务，或者违反本协议的保密条款不会对其他各方造成损害。

The Parties’ obligations under this Article shall survive the termination of this Agreement. Each Party shall still comply with the confidentiality terms of this Agreement and fulfill the confidentiality obligations as promised, until the other Parties give consent to the release of such obligations or as a matter of fact, violation of the confidentiality terms herein will not cause damage of any form to the other Parties.

第5条效力、终止和期限

Article 5 Effectiveness, Termination and Term of this Agreement

5.1 与本协议有关的书面同意、建议书、任命和其他可能对乙方日常经营产生重大影响的决定，应由甲方董事会作出。

Any written consent, proposal, appointment and any other decision made in connection with this Agreement which may have a material effect on Party B’s day-to-day business operations shall be made by Party A’s board of directors.

5.2 本协议自双方签署之日起生效，直至双方签订书面终止协议而失效，否则持续有效。

This Agreement shall become effective upon execution by each of the Parties on the date first written above and shall remain valid until it is terminated by written agreement of the Parties.

5.3 在本协议期限内，乙方或股东不得终止本协议。甲方有权在时候终止本协议，且甲方将提前30天书面通知乙方。双方可以通过协商一致终止本协议。

During the term of this Agreement, none of Party B or the Shareholders may terminate this Agreement. Party A shall have the sole right to terminate this Agreement at any time, provided that Party A gives prior written notice of thirty (30) days to Party B and the Shareholders. The parties may terminate this Agreement as they unanimously agree through negotiation.

第六条违约责任

Article 6 Liability for Breach of Contract

6.1 一方直接或间接违反本合同的规定，或不履行或不及时或不充分地承担其根据本合同承担的义务，均构成违约。非违约方(“非违约方”)有权向违约方(“违约方”)发出书面通知，要求违约方纠正违约行为，采取充分、有效和及时的措施消除违约影响，并赔偿违约方因违约而遭受的损失。

Either Party’s direct or indirect violation of any provisions herein, or failure in assuming or untimely or insufficient assumption of, any of its obligations hereunder shall constitute a breach of contract. The non-defaulting Party (the “Non-Defaulting Party”) is entitled to send to the defaulting Party (the “Defaulting Party”) a written notice, requesting the Defaulting Party to rectify its breach, take sufficient, effective and timely measures to eliminate the effects of breach, and compensate the Non-Defaulting Party for any losses incurred by the breach.

6.2 违约发生后，如果违约方根据非违约方的合理客观判断不可能或不公平地履行本合同规定的相应义务，非违约方有权向违约方发出书面通知，暂时中止履行本合同规定的相应义务，直至违约方停止违约，采取充分、有效和及时的措施消除违约影响，并对违约方遭受的损失给予赔偿。

After the occurrence of breach, and in the event that such a breach has made it impossible or unfair for the Non-Defaulting Party to perform its corresponding obligations hereunder based on the Non-Defaulting Party’s reasonable and objective judgments, the Non-Defaulting Party is entitled to send to the Defaulting Party a written notice of its temporary suspension of performance of corresponding obligations hereunder, until the Defaulting Party stops the breach, takes sufficient, effective and timely measures to eliminate the effects of breach, and compensate the Non- Defaulting Party for any losses incurred by the breach.

6.3 违约方应当赔偿的非违约方损失包括直接经济损失和违约所引起的可预见的间接损失和额外费用，包括但不限于的律师费、诉讼费和仲裁费、财务费用和差旅费。

The losses of the Non-Defaulting Party that should be compensated by the Defaulting Party include direct economic losses and any foreseeable indirect losses and extra expenses incurred by the breach, including without limitation, attorney’s fees, litigation and arbitration fees, financial expenses and travel charges.

第七条不可抗力

Article 7 Force Majeure

7.1 不可抗力是指无法预见或可预见但不可避免的事件，这些事件妨碍、影响或拖延一方履行其根据本协议承担的部分或全部义务，包括但不限于政府行为、自然灾害、战争、黑客攻击或其他类似事件。

Force Majeure shall mean events beyond the reasonable control of the Parties that are unforeseeable or foreseeable but unavoidable, which cause obstruction in, impact on or delay in either Party’s performance of part or all of its obligations in accordance with this Agreement, including without limitation, government acts, natural disasters, wars, hacker attacks or any other similar events.

7.2 受不可抗力影响的一方可以暂停履行因不可抗力而不能履行的相关义务，直到不可抗力的影响消除为止，而不必承担违约责任，但该方应尽力克服这些事件并尽量减少不利影响。

The Party affected by Force Majeure may suspend the performance of relevant obligations hereunder that cannot be performed due to Force Majeure until the effects of Force Majeure are eliminated, without having to assume any liability for breach of contract, provided however that such Party shall endeavor to overcome such events and reduce the negative effects to the best of its abilities.

7.3 受不可抗力影响的一方应向另一方提供有效的证明文件，以核实不可抗力事件的发生，这些文件应由发生该事件的公证处(或其他有关机构)签发。如果受不可抗力影响的一方不能提供此类证明文件，另一方可要求提供此类证明文件，以便根据本协议承担违约责任。

The Party affected by Force Majeure shall provide the other Party with valid certificate documents verifying the occurrence of Force Majeure events, which documents shall be issued by the notary office where the events occur (or other appropriate agencies). In case the Party affected by Force Majeure cannot provide such certificate documents, the other Party may request such certificate documents in order to assume the liability for breach of contract in accordance with this Agreement.

第8条通知

Article 8 Notices

8.1 本协议所要求或根据本协议作出的通知、请求、要求和其他通信，均应以书面形式发出，并以传真、电报、电传、电子邮件、挂号邮件(已付邮资)或特快专递方式亲自送达下列地址。

Any notice, request, demand and other correspondence required by this Agreement or made in accordance with this Agreement shall be made in written form and delivered to the following address in person, by fax, telegram, telex, email, registered mail (postage paid) or express mail.

致甲方：

To Party A:

地址：

Address:

Attention:

邮箱：

Email:

致乙方

To Party B:

地址：

Address:

Attention:

邮箱：

Email:

8.2 如以传真、电报、电传或电子邮件传送该等通知或其他信件，应视为在传送时立即送达；如亲自送达，则应视为在递送时已送达；如以挂号邮件或特快专递方式递送，则应视为邮寄后三(3)天送达。

8.2 If any such notice or other correspondence is transmitted by fax, telegram, telex or email, it shall be treated as delivered immediately upon transmission; if delivered in person, it shall be treated as delivered at the time of delivery; if delivered by registered mail or express mail, it shall be treated as delivered three (3) days after posting.

第九条其他

Article 9 Miscellaneous

9.1 本协议以英文书写，并译成中文。如果两个版本之间有差异，应以英文本为准。本协议以正本为准，甲方、乙方和股东各执一份。

This Agreement is written in English and translated into Chinese. In the event of any discrepancy between the two versions, the English version shall prevail. This Agreement is made with [ ]( ) original copies, of which Party A, Party B and the Shareholders will each hold one copy respectively.

9.2 本协议的执行、有效、履行、修改、解释和终止，以及本协议引起的争议的解决，均按照中华人民共和国的法律法规进行。

The execution, validity, performance, revision, interpretation and termination of this Agreement and the resolution of any dispute arising from this Agreement shall be governed in accordance with the laws and regulations of the PRC.

9.3 如因本协议条款的履行而产生争议，双方应真诚地寻求通过谈判解决此类争议。协商不成的，任何一方可以将争议提交中国国际经济贸易仲裁委员会（CIETAC）按照当时有效的仲裁规则在北京进行仲裁，仲裁语言为中文。仲裁裁决是终局的，对各方都有约束力。

Should any dispute arise in connection with construction or performance of any provision under this Agreement, the Parties shall seek in good faith to resolve such dispute through negotiations. If the negotiations fail, any of the Parties may submit the dispute to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in Beijing in accordance with its arbitration rules then in effect, and the language of arbitration shall be in Chinese. The arbitration judgment shall be final and binding on each of the Parties.

9.4 本协议条款赋予一方的权利、权力或补救办法，均不得排除该方在法律上和本协议其他条款下可获得的其他权利、权力或补救办法。此外，一方行使其权利、权力和补救办法，不得排除该当事方行使其其他权利、权力和补救办法。

None of the rights, powers or remedies granted to any Party by any provision herein shall preclude any other rights, powers or remedies available to such Party at law and under the other provisions of this Agreement. In addition, a Party’s exercise of any of its rights, powers and remedies shall not exclude such Party from exercising any of its other rights, powers and remedies.

9.5 一方不行使或拖延行使其根据本法或在法律上可获得的权利、权力和补救办法(“此种权利”)，也不应因放弃一方或其部分权利而排除该方以其他方式行使此种权利和行使该方的其他权利。

No failure or delay by a Party in exercising any rights, powers and remedies available to it hereunder or at law (“Such Rights”) shall result in a waiver thereof, nor shall the waiver of any single or part of Such Rights shall exclude such Party from exercising Such Rights in any other way and exercising other rights of such Party.

9.6 本条例所载的每一条款均须与其他各条款分开及独立。如因违反法律或政府规章或其他原因，本条款的条款全部或部分无效或无法执行，则应视为已删除该条款的受影响部分，但该条款中受影响部分的删除不应影响该条款其余部分或本条款其他条款的法律效力。双方应通过协商订立新条款，以取代这些无效或不可执行的条款。

Each term contained herein shall be severable and independent from each of the other terms. In case any term herein becomes all or partly invalid or unenforceable due to violation of law or governmental regulations or other reasons, the affected part of such term shall be considered to have been removed, provided that the removal of the affected part of such term shall not affect the legal effect of the remaining part of such term or other terms herein. The Parties shall conclude new terms through consultations to replace such invalid or unenforceable terms.

9.7 本协议中的标题仅为便于参考而写，都不影响对本协议条款的解释。

The headings in this Agreement are written for ease of reference only and in no event shall they affect the interpretation of any terms of this Agreement.

9.8 本合同的修改或补充应以书面形式作出，只有在双方适当执行时才能生效。由双方执行的修正协议和补充协议将成为本协议的一部分，具有与本协议相同的法律效力。

Any amendment or supplement hereto shall be made in writing and shall become effective only upon due execution by the Parties hereto. Any Amended agreements and supplemental agreements executed by the Parties will become part of this Agreement, having the same legal effect as this Agreement.

9.9 本协议未涵盖的事项应由双方协商另行确定。

Matters not covered in this Agreement shall be determined by the Parties separately through consultation.

9.10 本协议构成双方就合作项目主题事项达成的所有协议，并取代与双方合作项目主题事项有关的先前或同时达成的口头和书面协议、谅解和通信。除非有具体规定，否则双方之间不存在其他明确或隐含的义务或契约。

This Agreement constitutes all agreements reached by the Parties on the subject matter of the cooperation project, and supersedes any previous or concurrent oral and written agreement, understanding and correspondence relevant to the subject matter of the cooperation project between the Parties. Unless specifically provided herein, there is no other explicit or implicit obligation or covenant between the Parties.

9.11 未经甲方事先书面同意，乙方或甲方不得将其在本协议下的权利和/或义务转让给第三方，在不违反中华人民共和国法律的情况下，甲方有权将其在本协议下的权利和/或义务转让给其指定的第三方，无需事先通知乙方或甲方。

Party B or shall not transfer any of its rights and/or obligations under this Agreement to any third party without prior written consent of Party A. To the extent not in contravention of the PRC Laws, Party A is entitled to transfer any of its rights and/or obligations under this Agreement to any third party designated by it without prior notice to or consent of Party B o.

9.13 本协议对双方的合法继承人或受让人具有约束力。

This Agreement shall be binding on the legal successors or assigns of the Parties.

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[业务合作协议签字页]

[Signature Page of Business Operation Agreement]

以下双方方已于文首所载日期和地点签署本协议，以资证明。

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their duly authorized representatives on the date first written above.

甲方：(盖章)

Party A: (Seal)

授权代表(签名)：

Authorized Representative (Signature):__________________

Name:

乙方：(盖章)

Party B: (Seal)

Authorized Representative (Signature): ___________________

Name: